Discontinued Operations	12 Months Ended
Dec. 31, 2017
Discontinued operations [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued Operations
On January 30, 2018, we signed an agreement to sell our operations in the San Juan Basin’s Gallup oil play (“San Juan Gallup”) to Enduring Resources IV, LLC (“Enduring”) for $700 million (subject to closing and post-closing adjustments). The transaction closed on March 28, 2018 and we received approximately $667 million (subject to post-closing adjustments) in first quarter 2018. In addition, the purchaser will assume approximately $309 million of gathering and processing commitments at the time of closing; however, WPX has left in place a performance guarantee with respect to these commitments. We believe that any future performance under this guarantee obligation is highly unlikely given our understanding of the buyer’s credit position, the indemnity arrangement between the Company and Enduring and the declining size of the obligations subject to the guarantee over time. In conjunction with the closing, we recorded a $147 million loss in March 2018 which includes $9 million associated with the fair value of the performance guarantee. The operations in the San Juan Gallup represented 12 percent of our total proved reserves at December 31, 2017 and 16 percent of our total production for 2017. In December 2017, we sold our natural gas-producing properties in the San Juan Basin (“San Juan Legacy”) for $169 million and recorded a gain of approximately $2 million. A portion of the San Juan Legacy sale closed in 2018. Collectively, the San Juan Gallup and San Juan Legacy comprised our San Juan Basin operations. Subsequent to the closing of these transactions, we no longer have operations in the San Juan Basin.
Significant transactions for the San Juan Basin Operations reflected in the tables below are as follows:

•
In the third quarter of 2017, we began a process to market our San Juan Legacy properties and our Board of Directors approved a divestment subject to a minimum price. Following the marketing process, we received several acceptable bids. As a result, we determined the estimated fair value, less costs to sell, based on the probability-weighted cash flows of expected proceeds and compared it to our net book value at September 30, 2017 which resulted in an impairment of $60 million recorded in third-quarter 2017. At the close of the sale, we recorded a gain of $2 million.

•
On March 9, 2016, we completed the sale of our San Juan Basin gathering system for consideration of approximately $309 million. The consideration reflected $285 million in cash, subject to closing adjustments, and a commitment estimated at $24 million in capital designated by the purchaser to expand the system to support WPX’s development in the Gallup oil play. We were obligated to complete certain in-progress construction as of the closing which resulted in the deferral of a portion of the gain. As a result of this transaction, we recorded a gain of $199 million in first-quarter 2016 and additional gains of $18 million in the subsequent quarters of 2016 as certain in-progress construction was completed. As of December 31, 2017, the remaining deferred gain was approximately $3 million.

On February 8, 2016, we signed an agreement with Terra Energy Partners LLC (“Terra”) to sell WPX Energy Rocky Mountain, LLC that held our Piceance Basin operations for $910 million. The agreement also required Terra to become financially responsible for approximately $104 million in transportation obligations held by our marketing company. Additionally, WPX Energy Rocky Mountain LLC had natural gas derivatives with a fair value of $48 million as of the closing date. The parties closed this sale in April of 2016 and we received net proceeds of $862 million, subject to post-closing adjustments, resulting in a gain of $52 million. We performed certain transition services for the buyer which concluded during third-quarter 2016. In addition, we had an agreement with the buyer to purchase production through June 30, 2016 which is reported in commodity management revenue and expenses.
The Piceance Basin represented 52 percent of our total proved reserves at December 31, 2015.
Significant transactions for the Piceance Basin Operations reflected in the tables below are as follows:

•	$52 million gain recorded on the sale of the Piceance Basin in 2016.

•
As a result of market conditions including oil and natural gas prices in the fourth quarter of 2015, we performed impairment assessments of our proved producing properties. As a result of these assessments, which included the possibility of cash flows from a divestiture of the Piceance Basin, we recorded a total of $2,334 million in impairment charges associated with the Piceance Basin, of which approximately $2,308 million is recorded in impairment of assets in the table below and $26 million is included in exploration expenses.

In August 2015, we signed agreements for the sale of our Powder River Basin for $80 million. On September 1, 2015, we completed a portion of the Powder River Basin divestiture. The remaining portion of the divestiture, which relates to our equity method investment in Fort Union Gas Gathering, LLC, closed on October 30, 2015. We recorded a pre-tax loss of $15 million related to this transaction during 2015. During the first and second quarters of 2015, we recorded a total of $16 million in impairments of the net assets to a probability weighted-average of expected sales prices for the Powder River Basin. In addition, we retained certain firm gathering and treating obligations with total commitments of $104 million through 2020 related to the Powder River properties sold. These commitments had been in excess of our production throughput. At the time of closing, we also had certain pipeline capacity obligations held by our marketing company with total commitments through 2021 totaling $150 million, which were related to the Powder River operation. With the closing of the Powder River Basin sale and exiting this basin in 2015, we recorded $187 million of expense related to these contracts, which is included as a separate line below. This expense was the estimated present value of the $254 million in payments associated with these contracts remaining as of the Powder River Basin sales date, and includes the fair value of estimated recoveries from third parties and discounting based on our risk adjusted borrowing rate. Liabilities of $54 million and $133 million were recorded in accrued and other current liabilities and other noncurrent liabilities, respectively, as of the closing date. In 2017, we increased the remaining liability for a change in estimate of third-party recoveries of future gathering and processing fees due to recent collectability issues.
During the third quarter of 2014, we had signed an agreement to sell our Powder River Basin holdings. This sales agreement did not successfully close in March 2015 and we subsequently terminated the transaction with the counterparty. During third-quarter 2015, we received $13 million in escrow funds as a result of the terminated contract and this amount is included in Other-net expense below.
On January 29, 2015 we completed the divestiture of our international interests and received net proceeds of $291 million after expenses but before $17 million of international’s cash on hand as of the closing date. We recorded a pretax gain of $41 million related to this transaction during first quarter 2015.
Summarized Results of Discontinued Operations
The following table presents the results of discontinued operations for the years presented.

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Total revenues(a)	$291	$279	$845
Costs and expenses:
Depreciation, depletion and amortization	$131	$191	$590
Lease and facility operating	50	63	161
Gathering, processing and transportation	70	113	299
Taxes other than income	23	19	41
Exploration	14	16	44
General and administrative	8	21	54
Commodity management	—	—	1
Accrual for contract obligations retained	5	—	187
Net (gain) loss—sales of assets and impairments	50	(217)	2,324
Accretion of liabilities related to contract obligations retained	6	2	2
Other—net(b)	(3)	7	(10)
Total costs and expenses(c)	354	215	3,693
Operating income (loss)	(63)	64	(2,848)
Investment income and other	—	—	6
Gain (loss) on sales of domestic assets	—	51	(15)
Gain (loss) on sale of international assets	—	—	41
Income (loss) from discontinued operations before income taxes	(63)	115	(2,816)
Provision (benefit) for income taxes	(23)	44	(1,050)
Income (loss) from discontinued operations(d)	$(40)	$71	$(1,766)
__________
(a) Includes $15 million related to international activity for 2015.
(b) Includes severance tax refund received in 2017.
(c) Includes $8 million related to international activity for 2015.
(d) Includes $52 million related to international activity for 2015.
Assets and Liabilities in the Consolidated Balance Sheets Attributable to Discontinued Operations

	December 31,
	2017	2016
	(Millions)
Assets classified as held for sale
Inventories	$14	$14
Investments	—	3
Properties and equipment, net (successful efforts method of accounting)	797	1,036
Total assets classified as held for sale on the Consolidated Balance Sheets	$811	$1,053

Liabilities associated with assets held for sale
Current liabilities:
Accounts payable	$1	$—
Accrued and other current liabilities	1	2
Total current liabilities	2	2
Asset retirement obligations	15	66
Other noncurrent liabilities	3	3
Total liabilities associated with assets held for sale on the Consolidated Balance Sheets	$20	$71

Cash Flows Attributable to Discontinued Operations
In addition to the amounts presented below, cash outflows related to previous accruals for the Powder River Basin gathering and transportation contracts retained by WPX were $53 million, $53 million and $14 million for 2017, 2016 and 2015, respectively. During 2017, we received a $10 million severance tax refund for prior years related to our former Piceance Basin operations.

	Years Ended December 31,
	2017	2016	2015
		(Millions)
Cash provided by operating activities(a)	$143	$102	$299
Capital expenditures within investing activities	$(175)	$(135)	$(632)
__________
(a) Excluding income taxes and changes to working capital.